UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2006

BNCCORP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26290	45-0402816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main, Bismarck, North Dakota		58501
(Address of principal executive offices)		(Zip Code)

(701) 250-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 12, 2006, BNCCORP, Inc. (the “Company”) filed a Current Report on Form 8-K in connection with the amendment and restatement of the Company’s Bylaws. The amended and restated Bylaws attached as Exhibit 3.1 to the Form 8-K inadvertently misidentifies the Bylaws as “Amended and Restated January 11, 2005.” This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed January 12, 2006 in its entirety to correct this error, and identify the Company’s Bylaws as “Amended and Restated January 11, 2006.” With the exception of the corrections described above, the Company has not otherwise modified or updated the disclosures in the Current Report on Form 8-K filed January 12, 2006.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2006, the Board of Directors of BNCCORP, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Restatement”), effective immediately, so as to, generally:

•                  Eliminate certain restrictions with respect to the ability of stockholders to call and propose matters before meetings, and conform the provisions to the current shareholder proposal rules adopted under the Securities Exchange Act of 1934, as amended.

•                  Elaborate on the powers of the chairman with respect to the procedures and business conducted at stockholder meetings;

•                  Update the means by which stockholders and proxyholders may participate in meetings to account for advances in technology and recent developments in Delaware law;

•                  Change the designation of certain of the Company’s officer positions; and

•                  Eliminate provisions dealing with uncertificated securities and simplify other provisions dealing with stock certificates to conform to current transfer agent practices.

As a result of the Restatement, certain Bylaw provisions referenced in the Company’s 2005 definitive proxy statement regarding advance notice of stockholder proposals are no longer accurate. Shareholders wishing to submit a proposal to be included in the Company’s proxy materials for the 2006 annual meeting of stockholders are encouraged to read the advance notice provisions contained in the Restatement.

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of BNCCORP, Inc., as Amended and Restated January 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.

	By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President

Date: January 12, 2006